Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Micro Cap Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 28, 2004                                       /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Scudder Micro Cap Fund, a
                                                   series of Scudder MG
                                                   Investment Trust


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Micro Cap Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 28, 2004                                          /s/Charles A. Rizzo
                                                      Charles A. Rizzo
                                                      Chief Financial Officer
                                                      Scudder Micro Cap Fund, a
                                                      series of Scudder MG
                                                      Investment Trust